UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2024

Tavia Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42430	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Southbury
144 Loudoun Road
London, United Kingdom	NW8 0RY
(Address of principal executive offices)	(Zip Code)

(212) 506-6298

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Right	TAVIU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	TAVI	The Nasdaq Stock Market LLC
Rights, each Right to acquire one-tenth (1/10) of one Ordinary Share	TAVIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On December 3, 2024, the registration statement on Form S-1 (File No. 333-280275) relating to the initial public offering (the “Offering”) of Tavia Acquisition Corp., a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission (the “Registration Statement”).

On December 5, 2024, the Company consummated the Offering of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share (the “Ordinary Shares”), and one right (each, a “Right”) entitling the holder thereof to receive one-tenth of one Ordinary Share upon the completion of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated December 3, 2024, between the Company and EarlyBirdCapital, Inc. (“EBC”), as representative of the underwriters named therein, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference;

●	A Business Combination Marketing Agreement, dated December 3, 2024, between the Company and EBC, a copy of which is filed as Exhibit 1.2 to this Current Report on Form 8-K and incorporated herein by reference;

●	A Rights Agreement, dated December 3, 2024, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as rights agent, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated December 3, 2024, between the Company and Continental, as trustee, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference;

●	A Private Placement Unit Purchase Agreement, dated December 3, 2024, between the Company and Tavia Sponsor PTE. LTD. (the “Sponsor”), a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference;

●	A Private Placement Unit Agreement, dated December 3, 2024, between the Company and EarlyBirdCapital, Inc., a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference;

●	A Registration Rights Agreement, dated December 3, 2024, among the Company, the Sponsor and certain securityholders, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference;

●	An Administrative Services Agreement, dated December 3, 2024, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference;

●	A Letter Agreement, dated December 3, 2024, by and among the Company, the Sponsor, the initial shareholders and each officer and director of the Company, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference;

●	Indemnity Agreements, each dated December 3, 2024, between the Company and each officer and director of the Company, the form of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference; and

●	A Share Escrow Agreement, dated December 3, 2024, by and among the Company, Continental, and certain security holders, a copy of which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On December 5, 2024, simultaneously with the consummation of the Offering, the Company consummated the private placement of an aggregate of 350,000 units (the “Private Placement Units”) to the Sponsor and EBC at a price of $10.00 per Private Placement Unit, generating gross proceeds of $3,500,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except that the Private Placement Units are subject to certain transfer restrictions described in the Registration Statement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 3, 2024, the following individuals were appointed to the board of directors of the Company: Christophe Charlier, Marsha Kutkevich and Darrell Mays. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 8.01. Other Events.

On December 3, 2024, the Company filed its amended and restated memorandum and articles of association (the “Amended Articles”) with the Registrar of Companies in the Cayman Islands. Among other things, the Amended Articles authorize the issuance of up to 400,000,000 Ordinary Shares, and up to 100,000,000 preference shares par value $0.0001 per share. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

A total of $100,500,000 of the net proceeds from the Offering and the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (a) the completion of the Company’s initial business combination, (b) the redemption of all of the Ordinary Shares included in the Units sold in the Offering (“public shares”) if the Company is unable to complete its initial business combination within 18 months from the closing of the Offering or such later time as the shareholders of the Company may approve in accordance with the Amended Articles, subject to applicable law, and (c) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Amended Articles (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the Offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

On December 3, 2024, the Company issued a press release announcing the pricing of the Offering, and on December 6, 2024, the Company issued a press release announcing the closing of the Offering, copies of such press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 3, 2024, between the Company and EarlyBirdCapital, Inc.
1.2	Business Combination Marketing Agreement, dated December 3, 2024, between the Company and EarlyBirdCapital, Inc. and Sova Capital Limited
3.1	Amended and Restated Memorandum and Articles of Association of the Company, dated December 3, 2024.
4.1	Rights Agreement, dated December 3, 2024, between the Company and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement, dated December 3, 2024, between the Company and Continental Stock Transfer & Trust Company.
10.2	Private Placement Unit Purchase Agreement, dated December 3, 2024, between the Company and Tavia Sponsor PTE. LTD.
10.3	Private Placement Unit Purchase Agreement, dated December 3, 2024, between the Company and EarlyBirdCapital, Inc.
10.4	Registration Rights Agreement, dated December 3, 2024, among the Company, the Sponsor and certain securityholders.
10.5	Administrative Services Agreement, dated December 3, 2024, between the Company and the Sponsor.
10.6	Letter Agreement, dated December 3, 2024, by and among the Company, the Sponsor, the initial shareholders and each officer and director of the Company.
10.7	Form of Indemnity Agreement.
10.8	Share Escrow Agreement, dated December 3, 2024, by and among the Company, Continental, and certain security holders
99.1	Press Release, dated December 3, 2024.
99.2	Press Release, dated December 6, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAVIA ACQUisition corp.

By:	/s/ Kanat Mynzhanov
	Name:	Kanat Mynzhanov
	Title:	Chief Executive Officer

Date: December 6, 2024

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